Exhibit 99.1 - Selected Unaudited Condensed Pro Forma Financial Information


The following unaudited pro forma financial information of Uniroyal Technology Corporation ("the Company") consists of the unaudited pro forma condensed balance sheet as of January 2, 2000 and the unaudited pro forma condensed statements of operations for the fiscal year ended September 26, 1999 and the three month period ended January 2, 2000 (collectively, the "Pro Forma Statements"). The Pro Forma Statements give effect to the consummation of the sale to Spartech Corporation ("Spartech") of certain assets and the assumption and satisfaction of certain liabilities of the Company's wholly-owned subsidiary High Performance Plastics, Inc. ("HPPI") for cash proceeds of approximately $216,000,000 as if it had occurred, in the balance sheet on January 2, 2000, and in the case of the statements of operations, at the beginning of the fiscal year ended September 26, 1999.

The Pro Forma Statements do not purport to represent what the Company's financial position or results of operations would have been if the sale had in fact occurred at January 2, 2000 and in the case of the condensed statements of operations at September 28, 1998 or to project the Company's financial position or results of operations at any future date or for any future periods.

On March 14, 2000, the Company filed a Form 8-K which included Unaudited Pro Forma Financial Information that reflected unaudited pro forma adjustments giving effect to the sale of HPPI as if it had been consummated in the balance sheet on January 2, 2000 and in the case of the statement of operations, at the beginning of the Fiscal year ended September 26, 1999. The following unaudited pro forma does not include certain of those pro forma adjustments.

                         UNIROYAL TECHNOLOGY CORPORATION
                        PRO FORMA CONDENSED BALANCE SHEET
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                     ASSETS


                                                                            January 2, 2000
                                                          ------------------------------------------------
                                                                           DISPOSITION OF HIGH
                                                                               PERFORMANCE
                                                          HISTORICAL (1)      PLASTICS, INC.     PRO FORMA
                                                          ----------          --------------     ---------
     Current assets:

        Cash and cash equivalents                        $      128            $         -       $       128

        Trade accounts receivable - net                       3,740                      -             3,740

        Inventories                                           9,782                      -             9,782

        Deferred income taxes                                 2,306                      -             2,306

        Prepaid expenses and other current assets             4,184                      -             4,184
                                                         ----------            -----------       -----------

          Total current assets                               20,140                      -            20,140

     Property, plant and equipment - net                     44,695                      -            44,695

     Property, plant and equipment held for sale              4,217                      -             4,217

     Note receivable                                          5,000                      -             5,000

     Goodwill - net                                           1,296                      -             1,296

     Deferred income taxes - net                             16,680                      -            16,680

     Other assets - net                                      10,191                      -            10,191
                                                         ----------            -----------       -----------

     TOTAL ASSETS                                        $  102,219            $         -       $   102,219
                                                         ==========            ===========       ===========

                         UNIROYAL TECHNOLOGY CORPORATION
                        PRO FORMA CONDENSED BALANCE SHEET
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                           January 2, 2000
                                                         ------------------------------------------------
                                                                          DISPOSITION OF HIGH
                                                                              PERFORMANCE
                                                         HISTORICAL (1)      PLASTICS, INC.     PRO FORMA
                                                         ----------          --------------     ---------
Current liabilities:

   Current portion of long-term debt                       $   5,086            $     157(3)    $   5,243
   Trade accounts payable                                     10,727                  -            10,727
   Net liabilities of discontinued operations                  4,789               (4,789)(2)         -
   Accrued expenses:
     Compensation and benefits                                 6,090                  -             6,090
     Interest                                                    182                  -               182
     Taxes, other than income                                    408                  -               408
     Other                                                     1,039                  -             1,039
                                                           ---------            ---------       ---------

  Total current liabilities                                   28,321               (4,632)         23,689


Long-term debt                                                24,016                  158(3)       24,174
Other liabilities                                             15,329                  -            15,329
                                                           ---------            ---------       ---------

Total liabilities                                             67,666               (4,474)         63,192
                                                           ---------            ---------       ---------


Minority interest                                              2,411                  -             2,411

Stockholders' equity:
  Common stock                                                   300                  -               300
  Additional paid-in capital                                  58,447                  -            58,447
  (Deficit) retained earnings                                 (3,692)               4,474(2)          782
                                                           ---------            ---------       ---------

                                                              55,055                4,474          59,529


  Less treasury stock at cost                                (22,913)                 -           (22,913)
                                                           ---------            ---------       ---------

  Total stockholders' equity                                  32,142                4,474          36,616
                                                           ---------            ---------       ---------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
                                                           $ 102,219           $      -         $ 102,219
                                                           =========            =========       =========

(1) Historical information has been retroactively restated for the discontinued operations of Uniroyal's High Performance Plastics Segment, which was disposed of subsequent to September 26, 1999. Such disposition was consummated on February 28, 2000, on which date the gain on the sale was comprised of the following significant estimated amounts:


         Net cash proceeds                             $   103,500
         Deferred tax liability                             (2,474)
         Income taxes payable                              (26,800)
         Post-retirement benefits                           (6,300)
         Net liabilities of discontinued
           operations                                        4,789

(2) Represents the elimination of the net liabilities acquired by Spartech in accordance with the asset purchase agreement.

(3)      Represents High Performance Plastics, Inc. debt retained by the
         Company.

                         UNIROYAL TECHNOLOGY CORPORATION
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                       FISCAL YEAR ENDED SEPTEMBER 26, 1999
                                                                -----------------------------------------------
                                                                                DISPOSITION OF HIGH
                                                                                    PERFORMANCE
                                                                HISTORICAL (1)     PLASTICS, INC.     PRO FORMA
                                                                ----------         --------------     ---------
      Net sales                                                $   201,433        $    (130,219)      $   71,214
      Costs, expenses and (other income):
         Costs of goods sold                                       147,047              (93,367)          53,680
         Selling and administrative                                 33,814              (15,538)          18,276
         Depreciation and other amortization                         9,157               (5,652)           3,505
         Gain on sale of division                                     (667)                   -             (667)
         Gain on sale of preferred stock investment                   (898)                   -             (898)
         Loss on assets to be disposed of                              144                 (144)               -
                                                               -----------        -------------       ----------

      Income (loss) before interest, income taxes
      and minority interest                                         12,836              (15,518)          (2,682)

      Interest (expense) income - net                               (9,352)               8,574             (778)
                                                               -----------        -------------       ----------

      Income (loss) before income taxes and minority
      joint venture                                                  3,484               (6,944)          (3,460)

      Income (loss) tax (expense) benefit                             (155)               2,675            2,520
                                                               -----------        -------------       ----------

      Income (loss) before minority interest                         3,329               (4,269)            (940)

      Minority interest in losses of consolidated
        joint venture                                                2,191                    -            2,191
                                                               -----------        -------------       ----------


      Income (loss) from continuing operations                 $     5,520        $      (4,269)      $    1,251
                                                               ===========        =============       ==========

       Income from continuing operations per share:
           Basic                                               $      0.23                            $     0.05
                                                               ===========                            ==========
           Assuming dilution                                   $      0.21                            $     0.05
                                                               ===========                            ==========

      Average number of shares used in computation (3):
           Basic                                                24,315,992                            24,315,992
           Assuming dilution                                    26,572,668                            26,572,668

                         UNIROYAL TECHNOLOGY CORPORATION
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                         THREE MONTH PERIOD ENDED JANUARY 2, 2000
                                                             ------------------------------------------------------------
                                                                                      DISPOSITION OF
                                                                                           HIGH
                                                                                       PERFORMANCE
                                                              HISTORICAL (2)          PLASTICS, INC.            PRO FORMA
                                                              ----------              --------------            ---------
Net sales                                                     $    15,195            $          -            $    15,195
Costs, expenses and (other income):
   Costs of goods sold                                             11,414                       -                 11,414
   Selling and administrative                                       7,380                       -                  7,380
   Depreciation and other amortization                              1,004                       -                  1,004
   Gain on sale of preferred stock investment                      (2,905)                      -                 (2,905)
                                                              -----------            ------------            -----------

Loss before interest, income taxes
and minority interest                                              (1,698)                      -                 (1,698)

Interest expense - net                                               (314)                      -                   (314)
                                                              -----------            ------------            -----------

Loss before income taxes and minority
interest                                                           (2,012)                      -                 (2,012)

Income tax benefit                                                  1,671                       -                  1,671
                                                              -----------            ------------            -----------

Loss before minority interest                                        (341)                      -                   (341)

Minority interest in losses of consolidated
  joint venture                                                     1,414                       -                  1,414
                                                              -----------            ------------            -----------

Income from continuing operations                             $     1,073            $          -            $     1,073
                                                              ===========            ============            ===========

 Income from continuing operations per share:
     Basic                                                    $      0.04                                    $      0.04
                                                              ===========                                    ===========
     Assuming dilution                                        $      0.04                                    $      0.04
                                                              ===========                                    ===========

Average number of shares used in computation (3):
     Basic                                                     23,858,632                                     23,858,632
     Assuming dilution                                         27,080,216                                     27,080,216

(1) Previously reported historical results for the fiscal year ended September 26, 1999 did not include reclassification for discontinued operations.

(2) Previously reported historical results for the three months ended January 2, 2000 included reclassification for discontinued operations.

(3) The average number of shares used in the earnings per share calculation has been restated to retroactively reflect a two-for-one stock split declared on March 10, 2000 for stockholders of record on March 20, 2000.